Provision for Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Provision for Income Taxes

7 Provision for Income Taxes

In 2017, NXP generated an income before income taxes of $1,736 million (2016: a loss of $603 million; 2015: an income of $1,486 million). The components of income (loss) before income taxes are as follows:

	2017	2016	2015
Netherlands	1,679	537	1,528
Foreign	57	(1,140)	(42)

	1,736	(603)	1,486

The components of the benefit (provision) for income taxes are as follows:

	2017	2016	2015
Current taxes:
Netherlands	(179)	(7)	(13)
Foreign	(135)	(67)	(51)

	(314)	(74)	(64)
Deferred taxes:
Netherlands	(259)	205	(4)
Foreign	1,056	720	172

	797	925	168

Total benefit (provision) for income taxes	483	851	104

On December 22, 2017, the President of the United States signed into law what is informally called the Tax Cuts and Jobs Act, a comprehensive U.S. tax reform package that, effective January 1, 2018, among other things, lowered the corporate income tax rate from 35% to 21%, moved the country towards a territorial tax system with a one-time mandatory tax on previously deferred foreign earnings of foreign subsidiaries and introduced a 30% limitation on deductibility of interest. Under the accounting rules, companies are required to recognize the effects of changes in tax laws and tax rates on deferred tax assets and liabilities in the period in which the new legislation is enacted. The effects of the Tax Cuts and Jobs Act on NXP include three major categories (i) re-measurement of deferred taxes, (ii) reassessment of the realizability of deferred tax assets and (iii) recognition of liabilities for taxes on mandatory deemed repatriation. As described further below, we recorded an income tax benefit of $734 million in the year ended December 31, 2017. As we do not have all the necessary information to analyze all income tax effects of the Tax Cuts and Jobs Act, this is a provisional amount which we believe represents a reasonable estimate of the accounting implications of this tax reform. We will continue to evaluate the Tax Cuts and Jobs Act and adjust the provisional amounts as additional information is obtained. The ultimate impact of tax reform may differ from our provisional amounts due to changes in our interpretations and assumptions, as well as additional regulatory guidance that may be issued.

We expect to complete our detailed analysis no later than the fourth quarter of 2018. Below is a brief description of each of the three categories of effects from U.S. tax reform and its impact on the Company:

i.	A deferred tax benefit of $565 million related to the revaluation of NXP USA’s net deferred tax liabilities due to the reduction of the U.S. corporate tax rate from 35% to 21%. The Company believes that the disallowed interest available per end of full year 2017 can still be carried forward and therefore continued to recognize a deferred tax asset of $156 million in this respect.

ii.	A deferred tax benefit of $277 million for the reversal of net deferred tax liabilities previously accrued related to NXP USA’s cumulative undistributed foreign earnings. The Company believes this is a reasonable estimate of the impact of the Tax Cuts and Jobs Act but considers the release of this deferred tax liability as provisional pending further interpretation and guidance regarding whether future distribution from pre-1987 earnings and profits (E&P) will be subject to U.S. income tax.

iii.	A deferred tax expense of $108 million for the mandatory repatriation “Toll Tax”. The Company expects to utilize part of its unused foreign tax credit carryforwards that existed at the end of 2016 to fully cover the Toll Tax. Additional work is necessary to do a more detailed analysis of post-1986 earnings and profits (E&P) and creditable foreign-taxes of U.S.-owned subsidiaries. Further, the Toll Tax is based in part on the amount of those earnings held in cash and other specific assets, which may be further defined by regulatory guidance.

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

(in percentages)	2017	2016	2015
Statutory income tax in the Netherlands	25.0	25.0	25.0
Rate differential local statutory rates versus statutory rate of the Netherlands	(4.5)	24.2	(4.3)
Net change in valuation allowance	1.1	72.6	(13.8)
Prior year adjustments	(0.3)	0.1	—
Non-taxable income	(1.0)	1.7	(0.1)
Non-deductible expenses/losses	2.2	(7.0)	4.0
Excess deduction from share-based compensation	(0.9)	(1.2)	—
Sale of non-deductible goodwill	3.8	—	2.7
The U.S. Tax Cuts and Jobs Act	(42.3)	—	—
Other tax legislation and tax rate changes	(0.7)	(0.1)	0.2
Tax effects of remitted and unremitted earnings and withholding taxes	1.3	(2.7)	0.1
Other permanent differences	(1.1)	8.4	0.8
Tax on gains related to internal corporate reorganization transaction	—	(10.3)	—
Unrecognized tax benefits	1.8	(0.5)	0.1
Netherlands tax incentives	(7.5)	17.9	(18.5)
Foreign tax incentives	(4.7)	13.0	(3.2)

Effective tax rate	(27.8%)	141.1%	(7.0%)

The Company benefits from income tax holidays in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The predominant income tax holiday is expected to expire at the end of 2024. The impact of this tax holiday decreased foreign taxes by $23 million in 2017 (2016: $24 million; 2015: $29 million). The benefit of this tax holiday on net income per share (diluted) was $0.07 in 2017 (2016: $0.07; 2015: $0.11).

The other permanent differences mainly relate to the tax effect on foreign exchange results in 2016.

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	2017	2016
Operating loss and tax credit carryforwards	621	1,031
Disallowed interest carryforwards	156	432
Other accrued liabilities	100	107
Pensions	93	86
Stock Based Compensation	25	58
Restructuring liabilities	16	40
Receivables	71	36
Inventories	3	27
Other assets	2	10

Total Gross Deferred Tax Assets	1,087	1,827
Valuation Allowance	(140)	(127)

Total Net Deferred Tax Assets	947	1,700
Intangible assets (including purchase accounting basis difference)	(1,161)	(2,431)
Undistributed earnings of foreign subsidiaries	(109)	(367)
Property, plant and equipment (including purchase accounting basis difference)	(54)	(134)

Total Deferred Tax Liabilities	(1,324)	(2,932)

Net Deferred Tax Position	(377)	(1,232)

The classification of the deferred tax assets and liabilities in the Company’s Consolidated Balance Sheets is as follows:

	2017	2016
Deferred tax assets within other non-current assets	324	427
Deferred tax liabilities within non-current liabilities	(701)	(1,659)

	(377)	(1,232)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income or taxes payable in future periods. Valuation allowances have been established for deferred tax assets based on a “more likely than not” threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The valuation allowance increased by $13 million during 2017 (2016: $505 million decrease).

ASC 740, Income Taxes, requires that we consider all available evidence in forming a judgement regarding the valuation allowance as of December 31, 2017, including events that occur subsequent to year end but prior to the issuance of the financial statements. The deferred tax assets are recognized to the extent that we consider it more likely than not that these assets will be realized. In making such a determination, we consider all available positive and negative evidence, including reversal of existing temporary differences, projected future taxable income and tax planning strategies impacting interest deductibility limitations in the U.S.

In the U.S. the predominant reason for the change in the valuation allowance is a $16 million increase for the change in tax rates related to tax reform passed in December 2017. State taxes are deductible in determining federal taxable income, therefore state deferred tax assets are recorded net of the federal effect. Due to tax reform, the federal tax rate changed from 35% to 21%, therefore state deferred tax assets that were previously presented net of federal effect at 65% are now recorded at 79% post tax reform resulting in an increase to deferred tax assets. The Company has recorded a valuation allowance on a sizable portion of its state R&D credits and since the deferred tax asset for state R&D credits has increased the associated valuation allowance also increased.

The valuation allowance as of December 31, 2016 included events that occurred subsequent to the 2016 year end but prior to the issuance of the financial statements. As a result of the February 6, 2017 disposition of SP, NXP concluded that the valuation allowance should be reduced by $395 million as of December 31, 2016, as the SP divestiture provided an objectively verifiable source of income against which tax losses can be utilized. As a result, the Company recognized an additional benefit of $392 million in the benefit (provision) for income taxes in the consolidated statement of operations and an additional $7 million in capital in excess of par value in the consolidated balance sheet in the fourth quarter of 2016.

At December 31, 2017 tax loss carryforwards of $906 million (inclusive of $250 million of U.S. state tax losses) will expire as follows:

	Balance	Scheduled expiration
	December 31,
	2017	2018	2019	2020	2021	2022	2023-2027	later	unlimited
Tax loss carryforwards	906	6	22	4	—	15	66	228	565

The Company also has tax credit carryforwards of $580 million (excluding the effect of unrecognized tax benefits), which are available to offset future tax, if any, and which will expire as follows:

	Balance	Scheduled expiration
	December 31,
	2017	2018	2019	2020	2021	2022	2023-2027	later	unlimited
Tax credit carryforwards	580	6	12	16	1	11	205	278	51

The net income tax receivable (excluding the liability for unrecognized tax benefits) as of December 31, 2017 amounted to $59 million (2016: net income tax payable of $10 million) and includes amounts directly receivable from or payable to tax authorities.

The Company does not indefinitely reinvest the undistributed earnings of its subsidiaries. Consequently, the Company has recognized a deferred tax liability of $109 million at December 31, 2017 (2016: $367 million) for the additional income taxes and withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries. The U.S. Tax Cuts and Jobs Act set up a participation exemption regime in the U.S. and future dividend distribution from NXP USA’s foreign subsidiaries will generally be exempted from U.S. federal income taxes effective on January 1, 2018. Consequently, the deferred U.S. income tax liability of $277 million recognized at December 31, 2016 was written off in the fourth quarter of 2017.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016	2015
Balance as of January 1,	146	149	125
Assumed in the acquisition of Freescale	—	—	121
Decreases from activities which are held for sale	—	(7)	—
Increases from tax positions taken during prior periods	22	1	1
Decreases from tax positions taken during prior periods	—	(3)	(111)
Increases from tax positions taken during current period	11	10	15
Decreases relating to settlements with the tax authorities	(2)	(4)	(2)

Balance as of December 31,	177	146	149

Of the total unrecognized tax benefits at December 31, 2017, $149 million, if recognized, would impact the effective tax rate. All other unrecognized tax benefits, if recognized, would not affect the effective tax rate as these would be offset by compensating adjustments in the Company’s deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2017 amounted to $6 million (2016: $2 million; 2015: $7 million). As of December 31, 2017 the Company has recognized a liability for related interest and penalties of $17 million (2016: $12 million; 2015: $14 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made.

The Company files income tax returns in the Netherlands, the U.S.A. and in various other foreign jurisdictions. Tax filings of our subsidiaries are routinely audited in the normal course of business by tax authorities around the world. Tax years that remain subject to examination by major tax jurisdictions: the Netherlands (2013-2016), Germany (2004-2016), USA (2004-2016), China (2007-2016), Taiwan (2012-2016), Thailand (2012-2016), Malaysia (2006-2016) and India (2006-2017).

In the fourth quarter of 2017, the Company recorded an adjustment to recognize tax expense in the amount of $121 million related to the first three quarters of 2017. The adjustment relates to transfer pricing and purchase accounting. Other than the amount related to goodwill (see Note 14), the adjustment did not impact financial statements for the years ended December 31, 2016 or 2015.